                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          MFS Multimarket Income Trust
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                        MFS(R) MULTIMARKET INCOME TRUST

                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116


               NOTICE OF THE 1995 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 18, 1995


The 1995 Annual Meeting of Shareholders of MFS Multimarket Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, on Wednesday, October 18, 1995, at 9:30 a.m. for the following purposes:

ITEM 1. To elect Peter G. Harwood, J. Atwood Ives and Lawrence T. Perera as Trustees of the Trust.

ITEM 2. To ratify the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1995.

ITEM 3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Only shareholders of record on August 21, 1995 will be entitled to vote at the Meeting.

                                           STEPHEN E. CAVAN, Secretary and Clerk

September 1, 1995

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Multimarket Income Trust (the "Trust") to be used at the 1995 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Wednesday, October 18, 1995 at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On August 21, 1995, there were outstanding 629,454.0813 shares of the Trust. Shareholders of record at the close of business on August 21, 1995, will be entitled to one vote for each share held.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 1, 1995. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 2281, Boston, MA 02107-9906, or by telephone toll-free at (800) 637-2304.

ITEM 1--ELECTION OF TRUSTEES

Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of Peter G. Harwood, J. Atwood Ives and Lawrence T. Perera, each as Trustee of the class whose term will expire at the 1998 annual meeting of shareholders (or special meeting in lieu thereof). Messrs. Harwood, Ives and Perera are currently Trustees of the Trust.

The following table presents certain information regarding the Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and that he has been affiliated with the investment adviser for more than five years.

                                                                                              SHARES OF
                                                                                             TRUST OWNED
                                                                                            BENEFICIALLY
                                                                                                AS OF
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION            FIRST BECAME      TERM       AUGUST 21,        PERCENT
AND OTHER DIRECTORSHIPS(1)                                       A TRUSTEE      EXPIRING       1995(2)       OF CLASS(3)
                                                                ------------    --------  -----------------  -----------
A. KEITH BRODKIN*, 58, Chairman, Chief Executive Officer and
  Trustee; Massachusetts Financial Services Company,
  Chairman, Chief Executive Officer and Chief Investment
  Officer.                                                           1987          1996           15,957         2.535%

RICHARD B. BAILEY*, 67, Trustee; Private Investor;
  Massachusetts Financial Services Company, former Chairman
  and Director (prior to September 30, 1991); Cambridge
  Bancorp, Director; Cambridge Trust Company, Director.              1987          1996            1,868         .2968%

PETER G. HARWOOD, 69, Trustee; Private Investor.                     1993          1995                0             0%

                                                                                              SHARES OF
                                                                                             TRUST OWNED
                                                                                            BENEFICIALLY
                                                                                                AS OF
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION            FIRST BECAME      TERM       AUGUST 21,        PERCENT
AND OTHER DIRECTORSHIPS(1)                                       A TRUSTEE      EXPIRING       1995(2)       OF CLASS(3)
                                                                ------------    --------  -----------------  -----------
J. ATWOOD IVES, 59, Trustee; Eastern Enterprises (diversified holding company), Chairman and Chief Executive Officer
  (since December 1991); General Cinema Corporation, Vice
  Chairman and Chief Financial Officer (prior to December
  1991), Director (until March 1992); The Neiman Marcus
  Group, Inc., Vice Chairman and Chief Financial Officer
  (until January 1992); United States Filter Corporation,
  Director.                                                          1992          1995            1,000         .1589%

LAWRENCE T. PERERA, 60, Trustee; Hemenway & Barnes
  (attorneys), Partner.                                              1987          1995            1,447         .2299%

WILLIAM J. POORVU, 60, Trustee; Harvard University Graduate
  School of Business Administration, Adjunct Professor; CBL &
  Associates Properties, Inc. (real estate investment trust),
  Director; The Baupost Fund (a registered investment
  company), Vice Chairman and Trustee (since November 1993),
  Chairman and Trustee (prior to November 1993).                     1987          1997            2,720         .4321%

CHARLES W. SCHMIDT, 67, Trustee; Private Investor; Raytheon
  Company (diversified electronics manufacturer), Senior Vice
  President (prior to December 1990); OHM Corporation,
  Director; The Boston Company, Director; Boston Safe Deposit
  and Trust Company, Director; Mohawk Paper Company,
  Director.                                                          1987          1996            1,316         .2091%

ARNOLD D. SCOTT*, 51, Trustee; Massachusetts Financial Ser-
  vices Company, Senior Executive Vice President, Director
  and Secretary.                                                     1993          1997              250         .0397%

JEFFREY L. SHAMES*, 39, Trustee; Massachusetts Financial
  Services Company, President and Director.                          1993          1997                0             0%

ELAINE R. SMITH, 49, Trustee; Independent Consultant; Brigham
  and Women's Hospital, Executive Vice President and Chief
  Operating Officer (from August 1990 to September 1992).            1992          1996                0             0%

DAVID B. STONE, 67, Trustee; North American Management Corp.
  (investment adviser), Chairman; Eastern Enterprises,
  Director.                                                          1989          1997            6,400        1.0168%

All Trustees and officers as a group                                                              37,758        5.9985%

---------------

(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC")
    (i.e., "public companies").

(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" in light of pertinent SEC rules.

(3) Percentage of shares outstanding on August 21, 1995. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.


All Trustees serve as Trustees of 20 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust. Mr. Bailey and Mr. Brodkin, who serve as Trustees of 56 funds and 72 funds, respectively, within the MFS fund complex, are also directors of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS. Messrs. Brodkin, Scott and Shames are "interested persons" of the Trust because each person is an officer and director of MFS; Mr. Bailey is considered an "interested person" of the Trust because he is a director of Sun Life of Canada (U.S.).

The Trust pays each Trustee who is not an officer of MFS a fee of $12,000 per year plus $500 per meeting and committee meeting attended together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee who is not an "interested person" as defined under the 1940 Act and Mr. Bailey will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth in Appendix A hereto is certain information concerning the cash compensation paid to non-interested Trustees and Mr. Bailey and benefits accrued, and estimated benefits payable, under the retirement plan.

The Board of Trustees of the Trust met seven times during its last fiscal year. The Board has a standing Audit Committee, currently composed of Messrs. Harwood, Ives, Poorvu and Stone, which met five times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a Nominating Committee, composed of Ms. Smith and Messrs. Harwood, Ives, Perera, Poorvu, Schmidt and Stone, to select and to recommend to the entire Board of Trustees nominees for election as Trustee of the Trust to fill vacancies with persons who are not "interested persons", as defined in the 1940 Act. The Nominating Committee did not meet during the Trust's last fiscal year. The Nominating Committee has not adopted a policy regarding shareholder recommendations as to nominees.

Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. The Trust believes that during the fiscal year ended October 31, 1994 all such persons complied with all such filing requirements.

REQUIRED VOTE. Approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.

ITEM 2--RATIFICATION OF SELECTION OF ACCOUNTANTS

It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Ernst & Young LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC and to provide certain other tax-related services (such as tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC) in respect of all or any part of the fiscal year ending October 31, 1995. Ernst & Young has no direct or material indirect interest in the Trust. Coopers & Lybrand were the Trust's independent certified public accountants for the Trust's fiscal years ended October 31, 1990, 1991, 1992 and 1993. Beginning with the fiscal year ending October 31, 1994, the Trust has engaged Ernst & Young as its independent certified public accountants. There have been no disagreements with Coopers & Lybrand on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures in connection with the audits of the Trust by Coopers & Lybrand for the fiscal years ended October 31, 1990, 1991, 1992 and 1993. The Trust's financial statements for the fiscal years ended October 31, 1990, 1991, 1992 and 1993 contain no adverse opinion or disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent certified public accountants was recommended by the Trust's Audit Committee and approved by the Trust's Board of Trustees.

Representatives of Ernst & Young LLP and Coopers and Lybrand are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

REQUIRED VOTE. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.

INVESTMENT ADVISER

The Trust engages as its investment adviser MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), 150 King Street West, Toronto, Canada M5H1J9.

MANNER OF VOTING PROXIES

All proxies received by the Trust will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Harwood, Ives and Perera as Trustees of the Trust (if still available for election) and for ratification of the selection of Deloitte & Touche LLP as independent public accountants.

All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions nor broker non-votes will have any effect on the outcome of the voting on the matter.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matter comes before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS

Proposals of shareholders which are intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Trust on or prior to May 3, 1996.

ADDITIONAL INFORMATION

To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone, or interview by Corporate Investor Communications, Inc. ("CIC") or its agents, as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the total cost of any such solicitations, if made by CIC or its agents, would be approximately $9,500 plus out-of-pocket expenses, and if made by any other party, would be nominal.

The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

September 1, 1995                                   MFS MULTIMARKET INCOME TRUST

                                                                      APPENDIX A

                           TRUSTEE COMPENSATION TABLE



                                          RETIREMENT
                                            BENEFIT           ESTIMATED
                           TRUSTEE            OF           CREDITED YEARS         TOTAL TRUSTEE
                             FEES      ACCRUED AS PART    OF SERVICE UNDER       FEES FROM TRUST
                             FROM          OF TRUST          RETIREMENT             AND FUND
TRUSTEE                    TRUST(1)       EXPENSE(1)           PLAN(2)             COMPLEX(3)
-------                    --------    ---------------    ----------------      ---------------
Richard B. Bailey          $ 18,000         $ 2,513              8                  $ 226,221
Peter G. Harwood             19,000             800              5                    105,812
J. Atwood Ives               20,000           2,625             17                    106,482
Lawrence T. Perera           18,500           7,422             21                     96,592
William J. Poorvu            20,000           7,422             21                    106,482
Charles W. Schmidt           18,000           7,022             14                     98,397
Elaine R. Smith              18,000           2,513             27                     98,397
David B. Stone               19,000           4,389             11                    104,007

---------------

(1) For fiscal year ended October 31, 1994.

(2) Based on normal retirement age of 73.

(3) For calendar year 1994. All Trustees served as Trustees of 20 funds within the MFS fund complex
    (having aggregate net assets at December 31, 1994, of approximately $14.7 billion), except Mr.
    Bailey, who served as Trustee of 56 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of approximately $24.5 billion).

          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

  AVERAGE                           CREDITED YEARS OF SERVICE
TRUSTEE FEES     ---------------------------------------------------------------
 FROM FUND            3                5                7            10 OR MORE
------------     ------------     ------------     ------------     ------------
  $ 16,000          $   2,400        $   4,000        $   5,600       $    8,000
    17,200              2,580            4,300            6,020            8,600
    18,400              2,760            4,600            6,440            9,200
    19,600              2,940            4,900            6,860            9,800
    20,800              3,120            5,200            7,280           10,400
    22,000              3,300            5,500            7,700           11,000

---------------

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


                                                MFS(R) MULTIMARKET

                                                   INCOME TRUST

                                               500 Boylston Street

                                           Boston, Massachusetts 02116

                                      -------------------------------------




                                                 PROXY STATEMENT
                                           For the 1995 Annual Meeting
                                          of Shareholders to be held on
                                                October 18, 1995






















         MFS(R) MULTIMARKET
            INCOME TRUST

        500 Boylston Street,
    Boston, Massachusetts 02116
                                      -------------------------------------

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
                            MFS(R) MULTIMARKET INCOME TRUST
             PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OCTOBER 18, 1995

          The undersigned hereby appoints JAMES R. BORDEWICK, JR., A. KEITH BRODKIN, STEPHEN E. CAVAN and W. THOMAS LONDON, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1995 Annual Meeting of Shareholders of
P
       MFS MULTIMARKET INCOME TRUST, to be held at 500 Boylston Street, Boston, Massachusetts, on Wednesday, October 18, 1995, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters
R      as described in the Notice of Meeting and accompanying Proxy Statement:



          1. ELECTION OF TRUSTEES.
O          Nominees: Peter G. Harwood, J. Atwood Ives and Lawrence T. Perera.
           / / VOTE FOR all nominees        / / VOTE WITHHELD from all nominees.
               listed, except as
               marked to the contrary
               above (if any).
X
            (TO WITHHOLD YOUR VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE
                                 NOMINEE'S NAME ABOVE)


Y         2. RATIFICATION OF SELECTION OF          FOR / /  AGAINST / /  ABSTAIN
             ACCOUNTANTS.



                       (TO BE DATED AND SIGNED ON REVERSE SIDE)

ACCOUNT NUMBER                   NUMBER OF SHARES                   PROXY NUMBER

       WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                                       Dated                            , 1995
                                             ---------------------------
                                              (PLEASE DATE THIS PROXY)

                                       ---------------------------------------
                                                     (SIGNATURE)

                                       ---------------------------------------
                                                     (SIGNATURE)

                                       PLEASE SIGN THIS PROXY EXACTLY AS YOUR
                                       NAME OR NAMES APPEAR AT LEFT. JOINT
                                       OWNERS SHOULD EACH SIGN PERSONALLY.
                                       TRUSTEES AND OTHER FIDUCIARIES SHOULD
                                       INDICATE THE CAPACITY IN WHICH THEY
                                       SIGN, AND WHERE MORE THAN ONE NAME
                                       APPEARS, A MAJORITY MUST SIGN. IF A
                                       CORPORATION, THIS SIGNATURE SHOULD BE
                                       THAT OF AN AUTHORIZED OFFICER WHO
                                       SHOULD STATE HIS OR HER TITLE.

                                       PLEASE VOTE AND SIGN AND RETURN PROMPTLY
                                                 IN ENCLOSED ENVELOPE.

                                       PLEASE DO NOT FOLD, STAPLE OR MUTILATE